TYREX OIL COMPANY

                    Notice of Annual Meeting of Shareholders
                         To Be Held on December 5, 1996

     Notice is hereby given that the Annual Meeting of Shareholders of Tyrex Oil Company, a Wyoming corporation, will be convened at 10:00 a.m., on Thursday, December 5, 1996, at the offices of the Company, 777 North Overland Trail, Suite 101, Casper, Wyoming, for the following purposes:

     1. To elect a Board of Directors consisting of five members to hold office until the next annual meeting of shareholders and until their successors shall be elected and shall qualify;

     2. To consider and act upon a proposal to ratify the appointment of Hocker, Lovelett, Hargens & Yennie, P.C., as independent auditors of Tyrex Oil Company for the fiscal year ending June 30, 1997; and

     3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on October 21, 1996 will be entitled to vote at the Meeting.
                              --------------------

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU CANNOT ATTEND, PLEASE COMPLETE, DATE AND SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. YOUR VOTE IS IMPORTANT.
                              --------------------

                                   By the Board of Directors,
                                   /s/ Doris K. Backus

                                   Doris K. Backus, Secretary

Casper, Wyoming
October 22, 1996

                               TYREX OIL COMPANY
                      Suite 101, 777 North Overland Trail
                             Casper, Wyoming  82601

                                PROXY STATEMENT

                         Annual Meeting of Shareholders
                          To be Held December 5, 1996

                                    GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tyrex Oil Company (the "Company"), to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company, 777 North Overland Trail, Suite 101, Casper, Wyoming, on Thursday, December 5, 1996, at 10:00 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting. This statement was sent to shareholders of the Company on or about October 22, 1996.

     The shares covered by the enclosed proxy, if such is properly executed and received by the Board of Directors prior to the Meeting, will be voted in favor of the proposal to be considered, and in favor of the election of five nominees to the Board of Directors as listed in "Election of Directors" below, unless such proxy specifies otherwise or the authority to vote in the election of directors has been withheld. A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at its above address. Shareholders may vote their shares in person if they attend the Meeting, even if they have executed and returned a proxy.

     The matters to be brought before the Meeting are the election of directors to serve for the ensuing year and the ratification of the appointment of Hocker, Lovelett, Hargens & Yennie, P.C., as independent auditors of the Company for the fiscal year ending June 30, 1997.

                               VOTING SECURITIES

     Only shareholders of record at the close of business on October 21, 1996 will be entitled to vote at the Meeting. On that date, there were issued and outstanding 10,960,091 shares of the Company's $0.01 par value common stock ("Common Stock"), entitled to one vote per share. In the election of directors, cumulative voting is not permitted.

     A majority of the outstanding Common Stock will constitute a quorum for the transaction of business at the Meeting. The vote of a majority of a quorum is needed to elect directors and to approve the proposal regarding the independent auditors.

                             ELECTION OF DIRECTORS

     The Company has no nominating or similar committee of its Board of Directors; therefore, it is the recommendation of the Board of Directors that the Board for the coming year, and until successors have been duly elected and qualified, shall consist of five members.

     Unless authority is withheld, it is intended that the shares represented by your proxy will be voted for the election of the five nominees named below, all of whom are presently members of the Board of Directors. If any nominees should not serve for any reason, your proxy will be voted for any person who is designated by the Board of Directors to replace such nominee. The Board of

Directors has no reason to expect that any nominee will be unable to serve. There is no arrangement between any of the nominees and any other person pursuant to which he was or is to be elected as a director or nominee, nor is there any family relationship between or among any nominees or the executive officers of the Company.

     The following sets forth information as of the record date for the Meeting concerning each nominee, including such person's ownership of Common Stock (the Company's only class of voting securities), on an individual basis and ownership by all nominees and executive officers of the Company as a group:

                              Period of
               Position(s)    Service as        Number of Shares       Percent
               with the       Director or       Beneficially Owned       of
Name and Age   Company        Officer(a)     Direct         Indirect   Class
------------ ---------------- -----------    -----           -------  ---------
John D. Traut Chairman of the 11/8/79        534,000 (b)      -0-          4.9%
  Age:  69    Board and a     to present
              Director
Tom N.
Richardson   President, Chief 7/10/86        349,400 (c)(f)   -0-          3.2%
  Age:  46   Executive and    to present
             Financial Officer
             and a Director

William P.
Gruman       A Director       1/27/86        393,500 (c)(f)   -0-          3.6%
  Age:  68                    to present
Morris R.
Massey       A Director       6/1/93          15,500          -0-         (e)
  Age:  65                    to present

Doris K.
Backus       Secretary-Trea-
  Age:  42   surer and a      12/5/91
             and a Director   to present     80,000 (b)(f)    -0-         (e)
                                            -------                      -----

All officers and nominees
  as a group (five persons)               1,372,400           -0-       12.5%
                                          =========         =====       =====
---------------
(a)  Each director's term expires at the Meeting.
(b) Represents shares over which the named individual has sole voting and investment powers.
(c)  Includes some shares held jointly with spouse.
(d)  These shares are held jointly with spouse.
(e)  Less than 1%.
(f) Includes exercisable options issued pursuant to the Employees' Non-Qualified Stock Option Plan.

     John D. Traut received a B.S. degree in Geology from the University of
     -------------
Wyoming in 1951. Mr. Traut was employed as a petroleum geologist for Marathon Oil Company from 1951 to 1974. While employed with Marathon, he was engaged in oil and gas exploration programs throughout the Rocky Mountains and in Guatema-la. From 1974 until formation of the Company in November, 1979, he was an independent consulting geologist in Casper, Wyoming. Mr. Traut is a member of the Wyoming Geological Association, of which he served as President during 1973. He is also a member of the American Association of Petroleum Geologists, and is a Fellow in the Geological Society of America.

     Tom N. Richardson graduated from the University of Wyoming in 1972 with a
     -----------------
B.S. degree in Business Administration. From 1976 to 1980, he worked as a Landman and Contracts Supervisor for Gulf Oil Corporation in Casper, Wyoming.
In 1980, he joined the Company as Manager of Land. He was elected President and Chief Financial Officer of the Company in March of 1994. He is currently the

Treasurer of the Petroleum Association of Wyoming and also serves on its executive committee. He is a Certified Professional Landman, a member of the Wyoming Association of Petroleum Landmen and a member of the American Association of Petroleum Landmen.

     William P. Gruman holds B.S. and M.S. degrees in Petroleum Geology from the
     -----------------
University of Oklahoma. From 1954 to 1980 he was employed by Marathon Oil Company as an exploration geologist in the northern Rocky Mountain area of the U.S. and in the Canadian Sedimentary Basins of Western Canada. Mr. Gruman served as Northern Area Exploration Supervisor at Marathon Oil Company's Casper, Wyoming office from 1977 to 1980. He was Vice President of Exploration and a Director of Paintbrush Petroleum Corporation from 1980 to 1985, where he originated oil and gas prospects in the Northern Rockies and the Pacific Northwest. Mr. Gruman has served as President of the North Dakota Geological Society and is currently a member of the Wyoming Geological Association and the American Association of Petroleum Geologists.

     Morris R. Massey received a B.A. degree from the University of Wyoming in
     ----------------
1956 and a law degree in 1958. From 1958 to the present, he has been associated with the law firm of Brown, Drew, Massey & Sullivan in Casper, Wyoming, and is presently the senior active partner in the firm. His practice is concentrated in the business and commercial areas and in the natural resource area.

     Doris K. Backus graduated from the National College of Business in 1974
     ---------------
with an Associate's Degree as a legal secretary. She has over 20 years experience in various areas of the oil and gas business and has been employed by the Company since 1983.

     No family relationship exists between or among any of the nominees and executive officers of the Company. Except as disclosed above, none of the nominees are directors of any other company having a class of equity securities registered under or required to file periodic reports pursuant to the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

                      MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors held eight meetings during fiscal 1996. All directors were present for the meetings. In addition, the Board acted by unanimous written consent on one occasion. The Company's officers have made a practice of keeping its directors informed of corporate activities by personal meetings and telephone discussions.

     At the present time the Company has no nominating, executive or similar committees. The Company has an audit committee currently consisting of Messrs. Massey and Gruman and a compensation committee currently consisting of Messrs. Traut, Richardson and Massey. The Company has an administrative committee currently consisting of Messrs. Traut, Richardson and Massey. The administrative and compensation committees did not meet during the past fiscal year. The audit committee met once during the past fiscal year.

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during the fiscal year ended June 30, 1996, the Company is unaware of any officer, director or beneficial owners of more than 10% of the Company's Common Stock who failed to file reports required by Section 16 of the Securities Exchange Act of 1934.

                             EXECUTIVE COMPENSATION

Compensation

     The following table presents the aggregate compensation which was earned by the Chief Executive Officer for the past fiscal year. No employee of the Company earned total annual salary and bonus in excess of $100,000. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year covered by any table, other than what is set forth in the following table.

                           SUMMARY COMPENSATION TABLE
                                             Other    Restrict
 Name and                                    Annual   ed Stock              LTIP    All Other
Principal   Fiscal                          Compen-   Award(s)   Options   Payouts   Compen-
 Position    Year     Salary($)  Bonus($)  sation($)     ($)     SARs (#)    ($)    sation ($)

Tom N.       1996      $52,500      -0-        -        7,813       -         -         -
Richardson

              Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values
                                                          Number of            Value of Unexercised
                  Shares                            Unexercised Options/      In-the-Money Options/
               Acquired on                            SARs at FY-END(#)         SARs at FY-END($)
    Name       Exercise(#)    Value Realized ($)  Exercisable/Unexercisable Exercisable/Unexercisable

Tom N.              -                 -                       -                         -
Richardson

     Total remuneration to be paid to executive officers of the Company during the fiscal year ending June 30, 1997 is expected to be approximately $83,000.

     The Company has no pension, profit sharing or bonus plans. The Company has an employees' non-qualified stock option plan.

Certain Transactions

     During the fiscal year ended June 30, 1996, the Company paid rent of approximately $10,278 to Mr. Traut for office space (1,541 square feet). Also, the Company leased additional space (1,733 square feet) for approximately $11,562 from a partnership of which Mr. Traut is one of four general partners.

     During fiscal 1997, the Company will lease all of its office facilities from a general partnership of which Mr. Traut is one of four general partners (1,733 square feet). All of the Company's office space will be rented on a monthly basis during fiscal 1997. The Company believes that the rental rates during fiscal 1996 and fiscal 1997 are comparable to those which could be obtained from a non-affiliated third party.

     Other than as set forth above, no officer, director or principal shareholder of the Company has or proposes to have any direct or indirect material interest by security holdings, contracts or otherwise in the Company or in any assets proposed to be acquired by the Company or in any purchase, the value of which will be affected by the operations of the Company.

                      PROPOSAL TO RATIFY THE SELECTION OF
                    HOCKER, LOVELETT, HARGENS & YENNIE, P.C.

     The certified public accounting firm of Hocker, Lovelett, Hargens & Yennie, P.C., has audited the accounts and financial statements of the Company since its inception.

     Although ratification by shareholders of the appointment of Hocker, Lovelett, Hargens & Yennie, P.C. is not required by Wyoming corporate law or the Company's Articles of Incorporation or Bylaws, the Board of Directors feels a decision of this nature should be made with the consideration of the Company's shareholders. If shareholder approval is not received, the Board of Directors will reconsider the appointment.

     It is expected that a representative of Hocker, Lovelett, Hargens & Yennie, P.C., will be present at the Meeting and will be given an opportunity to make a statement if he desires to do so. It is also expected that the representative will be available to respond to appropriate questions from shareholders.

     A vote for this proposal is recommended by the Board of Directors.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Meeting; if other matters properly come before the Meeting, it is the intention of the persons named in the solicited proxy to vote such proxy in accordance with their judgment.

     No compensation will be paid to any person in connection with solicitation of proxies. Brokers, banks, and other entities will be reimbursed for out-of-pocket and reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's Common Stock. Special solicitation of proxies may in certain instances be made personally or by telephone by officers and employees of the Company and by employees of certain banking and brokerage houses. All expenses, estimated to be normal in connection with this solicitation, will be borne by the Company.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     You are referred to the Company's annual report, including financial statements, for the fiscal year ended June 30, 1996, enclosed herewith for your information. The annual report is not incorporated in this proxy statement and is not to be considered part of the soliciting material.

                  DEADLINE OF RECEIPT OF SHAREHOLDER PROPOSALS
            FOR ANNUAL MEETING SCHEDULED TO BE HELD IN DECEMBER 1997

     Any proposal by a shareholder to be presented at the Company's Annual Meeting of Shareholders scheduled to be held in December 1997 must be received at the offices of the Company, Suite 101, 777 North Overland Trail, Casper, Wyoming 82601, no later than July 7, 1997.

                         PROXY     PROXY          PROXY

                               TYREX OIL COMPANY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned shareholder of Tyrex Oil Company acknowledges receipt of the Notice of Annual Meeting of Shareholders, to be held Thursday, December 5, 1996, at 10:00 a.m., at the offices of the Company, 777 North Overland Trail, Suite 101, Casper, Wyoming, and hereby appoints John D. Traut or Doris K. Backus, or either of them, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at the Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that the Attorneys and Proxies may do or cause to be done by virtue hereof. The above-named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

1.   Election of Directors:
          Grant (except as otherwise noted below)
     -----

     Authority to vote for the election of the five nominees listed below, with discretionary authority to distribute the votes to which the undersigned is entitled among the nominees unless a different distribution of votes is indicated by marking after the nominee's name.

          Withhold
     -----

     (INSTRUCTION: TO WITHHOLD FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

     John D. Traut             Votes         Tom N. Richardson         Votes
                         -----                                   -----
     William P. Gruman         Votes         Morris R. Massey          Votes
                         -----                                   -----
     Doris K. Backus           Votes
                         -----

2. Proposal to approve the appointment of Hocker, Lovelett, Hargens & Yennie, P.C. as the independent auditors of the Company for the fiscal year ending June 30, 1997.

            FOR                AGAINST            ABSTAIN
     -----               -----               -----

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE
UNDERSIGNED SHAREHOLDER.   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1 and 2.

                               Dated this         day of         , 1996.
                                         -------       ---------

                                      Signature
                                               -----------------------

                                      Signature
                                               -----------------------

                               Please sign your name exactly as it appears on the shareholder label attached to this proxy card. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                               PLEASE SIGN, DATE AND RETURN THIS PROXY
                               IMMEDIATELY.
NOTE:  Securities Dealers please state the number
of shares voted by this proxy
                              ----------